Exhibit 10.1

AMENDMENT NO. 1 dated as of September 7, 2018 (this “Amendment”), to the Credit Agreement dated as of December 29, 2017 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among AMERICAN WOODMARK CORPORATION, a Virginia corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the “Administrative Agent”).
A.     Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.
B.     The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to make certain changes as set forth herein.
C.     In order to effectuate the foregoing, the Borrower, the Lenders party hereto (which constitute the Required Lenders for this Amendment) and the Administrative Agent have agreed that the Credit Agreement be amended, on the terms and subject to the conditions set forth herein.
D.     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows, effective as of the Amendment No. 1 Effective Date (as defined below):
(a)     The definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Consolidated EBITDA” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP: (a) Consolidated Net Income for such period plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period (other than in respect of clauses (vi) and (vii)): (i) income and franchise taxes, (ii) Consolidated Interest Expense, (iii) amortization, depreciation and other non-cash charges (except to the extent that such non-cash charges are reserved for cash charges to be taken in the future but including, for the avoidance of doubt, non-cash compensation expense incurred in connection with any issuance of Equity Interests to or repurchase of Equity Interests from a current or former officer, director or employee of the Borrower or any Subsidiary and non-cash restructuring charges or reserves), (iv) extraordinary losses (excluding extraordinary losses from discontinued operations), (v) Transaction Costs, (vi) Pro Forma Cost Savings for such period and (vii) transition and integration costs incurred during such period arising from or related to mergers, acquisitions, divestitures, dispositions, spin-offs or other similar transactions, such as retention bonuses and acquisition-related milestone payments to acquired employees, in addition to consulting, compensation, and other incremental costs directly associated with integration projects; provided that the aggregate amount added to Consolidated EBITDA pursuant to the foregoing clauses (vi) and (vii) for any period shall not exceed ten percent (10%) of Consolidated EBITDA for such period (determined prior to giving effect to any such addbacks) less (c) the sum of the following, without duplication, to the extent included in determining Consolidated Net Income for such period: (i) interest income, (ii) any extraordinary gains and (iii) non-cash gains or non-cash items increasing Consolidated Net Income. For purposes of this Agreement, Consolidated EBITDA shall be adjusted on a Pro Forma Basis.
(b)     The definition of “Pro Forma Cost Savings” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Pro Forma Cost Savings” means, without duplication, with respect to any four-quarter period, the net reduction in costs and other operating improvements or synergies that have been realized or are reasonably anticipated in good faith to be realized with respect to any Acquisition, operational change or strategic cost saving initiative within twelve (12) months of the date of such Acquisition, operational change or strategic cost saving initiative and that are reasonable and factually supportable, as if all such reductions in costs had been effected as of the beginning of such twelve (12) month period, decreased by any incremental expenses incurred or to be incurred during such four-quarter period in order to achieve such reduction in costs; provided that (A) Pro Forma Cost Savings described in the preceding sentence shall be detailed in a certificate delivered to the Administrative Agent from the Borrower’s chief financial officer that outlines the specific actions taken or to be taken and the net cost reductions and other operating improvements or synergies achieved or to be achieved from each such action and certifies that such cost reductions and other operating improvements or synergies meet the criteria set forth in the preceding sentence, (B) no cost savings or operating expense reductions shall be added pursuant to this defined term to the extent duplicative of any expense or charges otherwise added to or included in Consolidated EBITDA, whether a pro forma adjustment or otherwise, for such four-quarter period, (C) the aggregate amount of cost savings and operating expense reductions added pursuant to this definition in any four quarter period, when taken together with any amounts added to Consolidated EBITDA pursuant to clause (b)(vii) of the definition thereof, shall not exceed ten percent (10%) of Consolidated EBITDA for such period (determined prior to giving effect to any such Pro Forma Cost Savings and other addbacks described above) and (D) projected amounts (and not yet realized) may no longer be added in calculating Consolidated EBITDA pursuant to this definition to the extent occurring more than four (4) full fiscal quarters after the specified action taken in order to realize such projected cost savings and operating expense reductions. For the avoidance of doubt, any realized or reasonably anticipated in good faith net cost reduction associated with the restructuring charges incurred by the Borrower during the fiscal quarter ended July 31, 2018 shall be deemed to have been realized or reasonably anticipated in good faith in connection with an independent strategic cost saving initiative for purposes of this definition.
(c)     Section 9.6 of the Credit Agreement is hereby amended as follows:
(i) clause (e) shall be deleted in its entirety and replaced with “[reserved];”;
(ii) the following shall be inserted as a new clause (f) therein:
(f) so long as (i) the Total Funded Debt to EBITDA Ratio calculated on a Pro Forma Basis shall be less than or equal 2.50 to 1.00 and (ii) no Default or Event of Default shall have occurred and be continuing or result therefrom, the Borrower or any of its Subsidiaries may declare or pay any Restricted Payments; and
(iii) the following shall be inserted as a new clause (g) therein:
(g) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower or any of its Subsidiaries may make other Restricted Payments in an aggregate amount not to exceed $50,000,000 during the term of this Agreement.
SECTION 2.     Representations and Warranties. The Borrower, as to itself and the Credit Parties, represents and warrants to the Administrative Agent and the Lenders that:
(a)     Each Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by the duly authorized officers of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable in accordance with the terms herein, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
(b)     As of the Amendment No. 1 Effective Date and after giving effect to the transactions contemplated hereby:
(i)     The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the Amendment No. 1 Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty remains true and correct in all respects as of such earlier date); and
(ii)     no Default or Event of Default has occurred and is continuing.
SECTION 3.     Conditions to Effectiveness. This Amendment shall become effective, as of the date first written above, on the first date (such date, the “Amendment No. 1 Effective Date”) on which each of the following conditions is satisfied:
(a)     The Administrative Agent (i) shall have executed this Amendment and (ii) shall have received from the Borrower, each other Credit Party and Lenders that constitute at least the Required Lenders either a counterpart of this Amendment signed on behalf of such party or evidence satisfactory to the Administrative Agent (which may include a facsimile transmission or transmission by electronic mail (in .pdf or .tif format)) that such party has signed a counterpart of this Amendment.
(b)     The Administrative Agent shall have received a certificate, dated the Amendment No. 1 Effective Date and signed by an authorized officer of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 2 hereof.
(c)     The Administrative Agent shall have received, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable fees, charges and disbursements of counsel) required to be paid or reimbursed by the Borrower under the Credit Agreement in connection with this Amendment.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding.
SECTION 4.     Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment No. 1 Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 5.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Amendment.
SECTION 6.     Governing Law; Waiver of Jury Trial; Service of Process; Judgment Currency. THE PROVISIONS OF SECTION 12.5 (GOVERNING LAW; JURISDICTION, ETC) AND SECTION 12.6 (WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT, mutatis mutandis.
SECTION 7.     Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

AMERICAN WOODMARK CORPORATION, as Borrower
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: Senior Vice President and Chief Financial Officer

AMENDÉ CABINET CORPORATION, as a Credit Party
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: President

COMPLETE KITCHENS LLC, as a Credit Party
By:
/s/ S. Cary Dunston
Name: S. Cary Dunston
Title: President

RSI HOME PRODUCTS, INC., as a Credit Party
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: Chief Financial Officer

PROFESSIONAL CABINET SOLUTIONS, as a Credit Party
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: Chief Financial Officer

RSI HOME PRODUCTS MANAGEMENT, INC., as a Credit Party
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: Chief Financial Officer

RSI HOME PRODUCTS MANUFACTURING, INC., as a Credit Party
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: Chief Financial Officer

RSI HOME PRODUCTS SALES, INC., as a Credit Party
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and Lender,
By:
/s/ Dermaine Lewis
Name: Dermaine Lewis
Title: Senior Vice President

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1
AMERICAN WOODMARK CORPORATION

Name of Institution: BMO HARRIS BANK N.A.

By:
/s/ Thomas Hasenauer
Name: Thomas Hasenauer
Title: Director

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1
AMERICAN WOODMARK CORPORATION

Name of Institution: Citizens Bank of Pennsylvania

By:
/s/ Pamela Hansen
Name: Pamela Hansen
Title: Senior Vice President

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1
AMERICAN WOODMARK CORPORATION

SunTrust Bank

By:
/s/ Mary K. Lundin
Name: Mary K. Lundin
Title: Director

For any Lender requiring a second signature block:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1
AMERICAN WOODMARK CORPORATION

Name of Institution: CAPITAL ONE, N.A.

By:
/s/ Travis B. Maxwell
Name: Travis B. Maxwell
Title: Managing Director

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1
AMERICAN WOODMARK CORPORATION

Name of Institution: Compass Bank

By:
/s/ Heather Allen
Name: Heather Allen
Title: Senior Vice President

For any Lender requiring a second signature block:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1
AMERICAN WOODMARK CORPORATION

Name of Institution: Fifth Third Bank

By:
/s/ Jonathan H. James
Name: Jonathan H. James
Title: Managing Director

For any Lender requiring a second signature block:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1
AMERICAN WOODMARK CORPORATION

Name of Institution: MUFG Union Bank, N.A., as Lender

By:
/s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Director

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1
AMERICAN WOODMARK CORPORATION

Name of Institution: PNC Bank, National Association

By:
/s/ David Notaro
Name: David Notaro
Title: Senior Vice President

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1
AMERICAN WOODMARK CORPORATION

REGIONS BANK

By:
/s/ Brand Hosford
Name: Brand Hosford
Title: Vice President

For any Lender requiring a second signature block:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1
AMERICAN WOODMARK CORPORATION

U.S. BANK NATIONAL ASSOCIATION

By:
/s/ Sean P. Walters
Name: Sean P. Walters
Title: Vice President

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1
AMERICAN WOODMARK CORPORATION

Name of Institution: Branch Banking and Trust Company

By:
/s/ Trevor H. Williams
Name: Trevor H. Williams
Title: Assistant Vice President

For any Lender requiring a second signature block:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1
AMERICAN WOODMARK CORPORATION

Name of Institution: TD BANK, N.A.

By:
/s/ Craig Welch
Name: Craig Welch
Title: Senior Vice President

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1
AMERICAN WOODMARK CORPORATION

Name of Institution: Union Bank & Trust

By:
/s/ Charles B. Vaughters
Name: Charles B. Vaughters
Title: Director – Corporate Banking